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                                                                    Exhibit 23.1





                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-107863) of Catapult Communications Corporation of our report dated November 19, 2003 relating to the financial statements, which appears in this Form 10-K.




/s/ PricewaterhouseCoopers LLP



San Jose, California

December 5, 2003